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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): August 28, 2001


                         BRUSH ENGINEERED MATERIALS INC.
             (exact name of registrant as specified in its charter)



Ohio                              1-7006              34-0119320
State of other juris-             (Commission         (IRS Employer
diction of incorporation)         File Number)        Identification No.)


17876 St. Clair Avenue              Cleveland, Ohio           44110
(Address of principal executive offices)                     (Zip Code)




Registrant's telephone number, including area code:  (216) 486-4200



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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
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        (C) Exhibits


            99       Press Release, dated August 28, 2001


Item 9. Regulation FD Disclosure
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        On August 28, 2001, Brush Engineered Materials Inc. issued a press release, a copy of which is attached as Exhibit 99 hereto.





                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  BRUSH ENGINEERED MATERAILS, INC.



Date:  August 28, 2001            By: /s/ Michael C. Hasychak
                                      Vice President, Secretary and Treasurer




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                                INDEX TO EXHIBITS



Exhibit Number                      Description of Exhibit
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        99                          Press Release, dated August 28, 2001



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